SECURITY AGREEMENT

(PARENT)

THIS SECURITY AGREEMENT (this "Agreement"), dated as of this ____ day of March, 2009, is made by and between Vyteris, Inc., a Nevada corporation (“Parent”), and Ferring Pharmaceuticals, Inc., a Delaware corporation (the "Ferring”).

Recitals

A.           Reference is hereby made to (a) the Letter Agreement dated the date hereof by and among Parent, Vyteris, Inc, a Delaware corporation and Parent’s wholly-owned subsidiary (“Vyteris”), and Ferring (the “Letter Agreement”); (b) the License and Development Agreement dated as of September 27, 2004, as amended prior to the date hereof and pursuant to the Letter Agreement, by and between Ferring and Vyteris (the “License Agreement”); and (c) the Supply Agreement dated September 27, 2004, as amended prior to the date hereof and pursuant to the Letter Agreement, by and between Ferring and Vyteris (together with the related Technical Agreement by and between Ferring and Vyteris, the “Supply Agreement”) (all of the foregoing, together with the Transaction Documents (as defined in the Letter Agreement), the “Underlying Agreements”).

B.           In order to induce Ferring to enter into the Letter Agreement and the other Transactions Documents (as defined therein) and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and as security for the performance by Parent of the Obligations (as hereinafter defined), Parent has agreed to grant to Ferring, for the benefit of Ferring, a security interest in the Collateral (as hereinafter defined) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, Parent and Ferring, intending to be legally bound, hereby agree as follows:

1.         Definitions.

 (a)           "Collateral" shall mean all personal property of Parent, wherever located, and whether now owned or hereafter acquired or arising, including, without limitation, all:

(i)            Accounts;

(ii)           Chattel paper, including Electronic Chattel Paper;

(iii)          Goods, including all Inventory and Equipment and any accessions thereto;

(iv)          Instruments, including Promissory Notes;

(v)           Investment Property;

(vi)          Documents;

(vii)         Deposit Accounts;

(viii)        Commercial Tort Claims, if any, identified on Schedule A annexed hereto;

(ix)           Letter-of-Credit Rights;

(x)           General Intangibles, including Payment Intangibles and Software;

(xi)           Supporting Obligations; and

(xii)          to the extent not listed above as original collateral proceeds and products of the foregoing.

           (b)           “Obligations" shall mean all obligations, liabilities and indebtedness of Parent to Ferring, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, arising under or relating to any of the Underlying Agreements; all fees, costs, expenses and indemnity obligations of Parent to Ferring hereunder or thereunder; any amendments, extensions, renewals  and increases of or to any of the foregoing; and all costs and expenses of Ferring incurred in the modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

                      (c)           "UCC" shall mean the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section 22 of this Agreement entitled "Governing Law and Jurisdiction.  Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2.         Grant of Security Interest. To secure the Obligations, Parent hereby assigns and grants to Ferring, as secured party, a continuing first priority lien on and a security interest in the Collateral.

3.         Change in Name or Locations. Parent hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof (other than transport to its headquarter in Fair Lawn, New Jersey), or if Parent changes its name, its type of organization, its state of organization or its chief executive office or establishes a name under which it may do business that is not listed as a tradename on Exhibit "A" hereto, Parent will immediately notify Ferring in writing of the additions or changes.

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4.         Representations and Warranties. Parent represents, warrants and covenants to Ferring that: (a) all information, including its type of organization, jurisdiction of organization and chief executive office, are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) Parent has paid to the manufacturer(s) and all supplier(s) of the Collateral the entire purchase payable therefor, and no amounts remain to be paid to any such manufacturer or supplier for or in connection with the acquisition by Parent of the Collateral; (c) as of date hereof, the Collateral is located at the locations listed on Exhibit “A” hereto; (d) Parent has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of Ferring created by this Agreement; and any liens or security interests of Spencer Trask Specialty Group, LLC (the “Subordinate Lienholder”), which are subject, junior and subordinate to the lien and security interest granted to Ferring hereunder pursuant to a Subordination Agreement dated as of the date hereof among the Subordinate Lienholder and Ferring; (e) except as herein provided, Parent will not hereafter without Ferring's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to Ferring; (f) Parent will defend the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein; (g) Ferring's security interest in the Collateral constitutes and will continue to constitute a perfected first priority security interest in favor of Ferring; and (h) each of this Agreement and the other Underlying Agreements has been duly authorized, executed and delivered by Parent and constitutes its legal, valid and binding obligations, enforceable in accordance with their respective terms.

5.         Personal Property.  The Collateral shall remain personal property at all times. Parent shall not affix any of the Collateral to real property in any manner which would change its nature from that of personal property to real property or to a fixture.

6.         Enforceability of Security Interests.  Upon the execution of this Agreement by Parent and the filing of financing statements properly describing the Collateral and identifying Parent, as the grantor and Ferring, as the secured party, in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Ferring, as the secured party under Section 2 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of Parent, other than Collateral which may not be perfected by filing under the UCC, in each case enforceable against all third parties and securing the payment of the Obligations.

7.         Parent's Covenants. Parent covenants that it shall:

(a)           from time to time and at all reasonable times allow Ferring, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, wherever located.  Parent shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Ferring may require to vest in and assure to Ferring its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.  Parent agrees that Ferring has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of Parent at any time upon an Event of Default (as defined below);

(b)           keep the Collateral in good order and repair at all times and immediately notify Ferring of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

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(c)           only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

(d)           have and maintain public liability and property damage insurance at all times with respect to all Collateral against such risks, including fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone and, for the period that the Collateral is being transported to Parent’s headquarters located in Fair Lawn, New Jersey, risks of loss during transportation) as Ferring may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to Ferring in its sole discretion.  Each such casualty insurance policy shall contain a standard Loss Payable Clause issued in favor of Ferring under which all losses thereunder shall be paid to Ferring as Ferring's interests may appear.  Each public liability policy shall name Ferring as an additional insured.  Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to Ferring and shall insure Ferring notwithstanding the act or neglect of Parent.  Upon Ferring's demand, Parent shall furnish Ferring with duplicate original policies of insurance or such other evidence of insurance as Ferring may require.  In the event of failure to provide insurance as herein provided, Ferring may, at its option, obtain such insurance and Parent shall pay to Ferring, on demand, the cost thereof.  Proceeds of insurance may be applied by Ferring to reduce the Obligations or to repair or replace Collateral, all in Ferring's sole discretion.

8.         Negative Pledge; No Transfer. Parent will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral except for the existing subordinate security interest in favor of the Subordinate Lienholder, will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

9.         Further Assurances. By its signature hereon, Parent hereby irrevocably authorizes Ferring to execute (on behalf of Parent) and file against Parent one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to Ferring in all jurisdictions in which such filing is deemed by Ferring to be necessary or desirable in order to perfect, preserve and protect its security interests.  If required by Ferring, Parent will execute all documentation necessary for Ferring to obtain and maintain perfection of its security interests in the Collateral.

10.       Events of Default; Remedies. Upon the occurrence of any breach or default by Parent or Vyteris of any of the Underlying Agreements or the Obligations (an "Event of Default") and at any time thereafter, Ferring may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. Ferring's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter Parent’s premises and take possession of the Collateral without prior notice to Parent or the opportunity for a hearing; (b) render the Collateral unusable; (c) dispose of the Collateral on Parent’s premises; and (d) require Parent to assemble the Collateral and make it available to Ferring at a place designated by Ferring.  Ferring will give Parent reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to Parent at least five (5) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for disposition, disposing or the like shall include Ferring's reasonable attorneys' fees and legal expenses, incurred or expended by Ferring to enforce any payment due it under this Agreement either as against Parent, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. Parent waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

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11.       Indemnification.  Parent agrees to indemnify the Ferring and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against Ferring in connection with or arising out of any assertion, declaration or defense of the Ferring's rights or security interest under the provisions of this Agreement, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Ferring's liens and security interests hereunder.

12.       Power of Attorney. Parent does hereby make, constitute and appoint any officer or agent of Ferring as Parent’s true and lawful attorney-in-fact, with power to (a) endorse the name of Parent or any of Parent’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into Ferring's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for Parent, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to Parent’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as Parent might or could do.  Parent hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and is irrevocable.

13.       Payment of Expenses. At its option, Ferring may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by Ferring to be necessary. Parent will reimburse Ferring on demand for any payment so made or any expense incurred by Ferring pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Ferring.

14.       Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

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15.       Preservation of Rights. No delay or omission on Ferring's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Ferring's action or inaction impair any such right or power.  Ferring's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Ferring may have under other agreements, at law or in equity.

16.       Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

17.       Changes in Writing. No modification, amendment or waiver of, or consent to any departure by Parent from, any provision of this Agreement will be effective unless made in a writing signed by Ferring, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Parent will entitle Parent to any other or further notice or demand in the same, similar or other circumstance.

18.       Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

19.       Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

20.       Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Parent and Ferring and their respective successors and assigns; provided, however, that Parent may not assign this Agreement in whole or in part without Ferring's prior written consent and Ferring at any time may assign this Agreement in whole or in part.

21.       Interpretation. In this Agreement, unless Ferring and Parent otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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22.       Governing Law and Jurisdiction. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New Jersey, except that the laws of the State of Nevada shall govern the creation, perfection and foreclosure of the liens created hereunder on such property or any interest therein.  Parent hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the City of Newark, State of New Jersey; provided that nothing contained in this Agreement will prevent Ferring from bringing any action, enforcing any award or judgment or exercising any rights against Parent individually, against any security or against any property of Parent within any other county, state or other foreign or domestic jurisdiction.  Ferring and Parent agree that the venue provided above is the most convenient forum for both Ferring and Parent.  Parent waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23.       WAIVER OF JURY TRIAL. EACH OF VYTERIS AND FERRING IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  VYTERIS AND FERRING ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

24.       Survival.  The representations and warranties of Parent made or deemed made herein and Sections 11 and 13 hereof shall survive the execution and delivery of this Agreement.

25.       Termination; Release.  This Agreement shall terminate ninety-one (91) days following satisfaction of both of the following (the “Product Delivery”):

(a)           the receipt by Ferring from Vyteris of the materials and supplies specified on Schedule 2 attached hereto (with respect to which the design scope (the "Design") and budget have been already agreed by the Joint Development Team(as defined in the License Agreement)) sufficient for Ferring, in its discretion, to commence Phase III clinical trials in the United States with respect to the Product (as defined in the License Agreement), and

(b)           the confirmation by Ferring to Vyteris, in writing, that (i) such materials and supplies conform with the terms and conditions of the License Agreement, the Supply Agreement, the Design and the other applicable specifications, and (ii) neither Vyteris nor Parent has breached or defaulted under (nor has Ferring alleged in good faith that such breach or default has occurred) any of the Underlying Agreements.

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Notwithstanding the foregoing, this Agreement shall terminate on May 31, 2010 even if Product Delivery has not occurred if, and only if, (a) Vyteris and Ferring agree in writing in good faith that the cause of such failure of Product Delivery was caused by a Force Majeure Event, and (b) Ferring has confirmed in writing that neither Vyteris nor Parent has breached or defaulted under or with respect to (nor has Ferring alleged in good faith that such breach or default has occurred under or with respect to) any of the Underlying Agreements.  As used herein, a “Force Majeure Event” means a significant unexpected event which is beyond the reasonable control of Vyteris and Parent with respect to which neither Vyteris nor Parent could reasonably be expected to have taken account and which could not have been prevented by good industry practice.  It is understood and agreed that if Ferring requests that Vyteris perform additional Phase II tests (outside the current scope of work) in connection with Phase II activities related to the Product (as defined in the License Agreement), and Vyteris’s performance of such tests causes a delay in Product Delivery past May 31, 2010, then such delay shall be deemed “caused by a Force Majeure Event” so long as the delay was not caused by a breach or default by Vyteris or Parent under or with respect to (and Ferring has not alleged in good faith that such breach or default has occurred under or with respect to) any of the Underlying Agreements.

Parent acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

[signatures on next page]

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IN WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:	VYTERIS, INC., a Nevada corporation

/s/ Joseph N. Himy	By:	/s/ Haro Hartounian
Name: Joseph N. Himy		Name: Haro Hartounian
Title: Chief Financial Officer and		Title: Chief Executive Officer
Principal Accounting Officer

FERRING PHARMACEUTICALS, INC.

	By:	/s/ Wayne C. Anderson
Name:		Name: Wayne C. Anderson
Title:		Title: President and CEO

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EXHIBIT "A"
TO SECURITY AGREEMENT

1.	Parent’s form of organization: corporation

2.	Parent’s State of organization: Nevada.

3.	Address of Parent’s chief executive office, including the County: 13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410

4.	Parent’s EIN: 84 139 4211

5.	Parent’s organizational ID# (if any exists): None

6.	Address for books and records, if different: None

7.	Address of Collateral location as of date of this Agreement: 13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410.

8.
Address of location of Parent’s facility in Fair Lawn, New Jersey, including County and name and address of landlord or owner if location is not owned by Parent:  13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410. Landlord is Lincoln Fair Lawn Associates, with offices c/o Marcus Associates Property Management, Inc., 90 Main Street, Suite 301, Hackensack, NJ 07001.

9.	Other names or tradenames now or formerly used by Parent: Vyteris Holdings (Nevada), Inc. (former name).

Schedule 1

Materials and Supplies

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of this ____ day of March, 2009, is made by and between Vyteris, Inc., a Delaware corporation (“Vyteris”), and Ferring Pharmaceuticals, Inc., a Delaware corporation (the "Ferring”).

Recitals

A.           Reference is hereby made to (a) the Letter Agreement dated the date hereof by and among Vyteris, Vyteris, Inc., a Nevada corporation (“Parent”), and Ferring (the “Letter Agreement”); (b) the License and Development Agreement dated as of September 27, 2004, as amended prior to the date hereof and pursuant to the Letter Agreement, by and between Ferring and Vyteris (the “License Agreement”); and (c) the Supply Agreement dated September 27, 2004, as amended prior to the date hereof and pursuant to the Letter Agreement, by and between Ferring and Vyteris (together with the related Technical Agreement by and between Ferring and Vyteris, the “Supply Agreement”) (all of the foregoing, together with the Transaction Documents (as defined in the Letter Agreement), the “Underlying Agreements”).

B.           In order to induce Ferring to enter into the Letter Agreement and the other Transactions Documents (as defined therein) and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and as security for the performance by Vyteris of the Obligations (as hereinafter defined), Vyteris has agreed to grant to Ferring, for the benefit of Ferring, a security interest in the Collateral (as hereinafter defined) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, Vyteris and Ferring, intending to be legally bound, hereby agree as follows:

1.         Definitions.

(a)           "Collateral" shall mean all personal property of Vyteris, wherever located, and whether now owned or hereafter acquired or arising, including, without limitation, all:

(i)            Accounts;

(ii)           Chattel paper, including Electronic Chattel Paper;

(iii)          Goods, including all Inventory and Equipment and any accessions thereto;

(iv)          Instruments, including Promissory Notes;

(v)           Investment Property;

(vi)          Documents;

(vii)         Deposit Accounts;

(viii)        Commercial Tort Claims, if any, identified on Schedule A annexed hereto;

(ix)           Letter-of-Credit Rights;

(x)           General Intangibles, including Payment Intangibles and Software;

(xi)           Supporting Obligations; and

(xii)          to the extent not listed above as original collateral proceeds and products of the foregoing.

Notwithstanding the foregoing, with respect to Collateral constituting patents, the foregoing shall only include all of Vyteris’s right, title and interest in and to (A) Vyteris’s now owned or otherwise existing and hereafter acquired or arising (i) patents and patent applications referred to in the License Agreement (including the “Vyteris Patents” referred to therein), (ii) patents and patent applications relating to inventions or technology made, created, developed or reduced to practice in connection with the License Agreement, and (iii) any other patents and patent applications owned or controlled by Vyteris and necessary, useful or desirable to Ferring’s manufacture, marketing, sale testing, development or use of the Product (as defined in the License Agreement), including, without limitation the patents and patent applications listed on Schedule 1 attached hereto; (B) (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii)  the right to sue for past, present and future infringements or dilutions thereof, (iv) the goodwill of Vyteris’s business symbolized by the foregoing and connected therewith, and (v) all of the Vyteris’s rights corresponding thereto throughout the world; and (C) all proceeds and products of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.  Vyteris hereby agrees that promptly after it becomes aware of the existence of any Collateral described in this paragraph, it shall notify Ferring in writing thereof.

(b)           “Obligations" shall mean all obligations, liabilities and indebtedness of Vyteris to Ferring, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, arising under or relating to any of the Underlying Agreements; all fees, costs, expenses and indemnity obligations of Vyteris to Ferring hereunder or thereunder; any amendments, extensions, renewals  and increases of or to any of the foregoing; and all costs and expenses of Ferring incurred in the modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(c)           "UCC" shall mean the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section 22 of this Agreement entitled "Governing Law and Jurisdiction”.  Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.  To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2.         Grant of Security Interest. To secure the Obligations, Vyteris hereby assigns and grants to Ferring, as secured party, a continuing first priority lien on and a security interest in the Collateral.

3.         Change in Name or Locations. Vyteris hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof (other than transport to its headquarter in Fair Lawn, New Jersey), or if Vyteris changes its name, its type of organization, its state of organization or its chief executive office or establishes a name under which it may do business that is not listed as a tradename on Exhibit "A" hereto, Vyteris will immediately notify Ferring in writing of the additions or changes.

4.         Representations and Warranties. Vyteris represents, warrants and covenants to Ferring that: (a) all information, including its type of organization, jurisdiction of organization and chief executive office, are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) Vyteris has paid to the manufacturer(s) and all supplier(s) of the Collateral the entire purchase payable therefor, and no amounts remain to be paid to any such manufacturer or supplier for or in connection with the acquisition by Vyteris of the Collateral; (c) as of date hereof, the Collateral is located at the locations listed on Exhibit “A” hereto; (d) Vyteris has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of Ferring created by this Agreement; and any liens or security interests of Spencer Trask Specialty Group, LLC (the “Subordinate Lienholder”), which are subject, junior and subordinate to the lien and security interest granted to Ferring hereunder pursuant to a Subordination Agreement dated as of the date hereof among the Subordinate Lienholder and Ferring; (e) except as herein provided, Vyteris will not hereafter without Ferring's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to Ferring; (f) Vyteris will defend the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein; (g) Ferring's security interest in the Collateral constitutes and will continue to constitute a perfected first priority security interest in favor of Ferring; and (h) each of this Agreement and the other Underlying Agreements has been duly authorized, executed and delivered by Vyteris and constitutes its legal, valid and binding obligations, enforceable in accordance with their respective terms. With the prior written consent of Ferring in each instance, Vyteris may (i) grant liens to trade creditors in the ordinary course of business on machinery, supplies and other materials purchased for which a purchase money security interest is generally granted, and (ii) enter into other ordinary course transactions for the lease purchase of machinery and equipment and the like.

5.         Personal Property.  The Collateral shall remain personal property at all times. Vyteris shall not affix any of the Collateral to real property in any manner which would change its nature from that of personal property to real property or to a fixture.

6.         Enforceability of Security Interests.  Upon the execution of this Agreement by Vyteris and the filing of financing statements properly describing the Collateral and identifying Vyteris, as the grantor and Ferring, as the secured party, in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Ferring, as the secured party under Section 2 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of Vyteris, other than Collateral which may not be perfected by filing under the UCC, in each case enforceable against all third parties and securing the payment of the Obligations.

7.         Vyteris's Covenants. Vyteris covenants that it shall:

(a)           from time to time and at all reasonable times allow Ferring, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, wherever located.  Vyteris shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Ferring may require to vest in and assure to Ferring its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.  Vyteris agrees that Ferring has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of Vyteris at any time upon an Event of Default (as defined below);

(b)           keep the Collateral in good order and repair at all times and immediately notify Ferring of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c)           only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

(d)           have and maintain public liability and property damage insurance at all times with respect to all Collateral against such risks, including fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone and, for the period that the Collateral is being transported to Vyteris’s headquarters located in Fair Lawn, New Jersey, risks of loss during transportation) as Ferring may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to Ferring in its sole discretion.  Each such casualty insurance policy shall contain a standard Loss Payable Clause issued in favor of Ferring under which all losses thereunder shall be paid to Ferring as Ferring's interests may appear.  Each public liability policy shall name Ferring as an additional insured.  Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to Ferring and shall insure Ferring notwithstanding the act or neglect of Vyteris.  Upon Ferring's demand, Vyteris shall furnish Ferring with duplicate original policies of insurance or such other evidence of insurance as Ferring may require.  In the event of failure to provide insurance as herein provided, Ferring may, at its option, obtain such insurance and Vyteris shall pay to Ferring, on demand, the cost thereof.  Proceeds of insurance may be applied by Ferring to reduce the Obligations or to repair or replace Collateral, all in Ferring's sole discretion.

8.         Negative Pledge; No Transfer. Vyteris will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral except for the existing subordinate security interest in favor of the Subordinate Lienholder, will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

9.         Further Assurances. By its signature hereon, Vyteris hereby irrevocably authorizes Ferring to execute (on behalf of Vyteris) and file against Vyteris one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to Ferring in all jurisdictions in which such filing is deemed by Ferring to be necessary or desirable in order to perfect, preserve and protect its security interests.  If required by Ferring, Vyteris will execute all documentation necessary for Ferring to obtain and maintain perfection of its security interests in the Collateral.

10.       Events of Default; Remedies. Upon the occurrence of any breach or default by Vyteris or Parent of any of the Underlying Agreements or the Obligations (an "Event of Default") and at any time thereafter, Ferring may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. Ferring's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter Vyteris’s premises and take possession of the Collateral without prior notice to Vyteris or the opportunity for a hearing; (b) render the Collateral unusable; (c) dispose of the Collateral on Vyteris’s premises; and (d) require Vyteris to assemble the Collateral and make it available to Ferring at a place designated by Ferring.  Ferring will give Vyteris reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of commercially reasonable notice shall be met if such notice is sent to Vyteris at least five (5) days before the time of the intended sale or disposition.  Expenses of retaking, holding, preparing for disposition, disposing or the like shall include Ferring's reasonable attorneys' fees and legal expenses, incurred or expended by Ferring to enforce any payment due it under this Agreement either as against Vyteris, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. Vyteris waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11.       Indemnification.  Vyteris agrees to indemnify the Ferring and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against Ferring in connection with or arising out of any assertion, declaration or defense of the Ferring's rights or security interest under the provisions of this Agreement, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Ferring's liens and security interests hereunder.

12.       Power of Attorney. Vyteris does hereby make, constitute and appoint any officer or agent of Ferring as Vyteris’s true and lawful attorney-in-fact, with power to (a) endorse the name of Vyteris or any of Vyteris’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into Ferring's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for Vyteris, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to Vyteris’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as Vyteris might or could do.  Vyteris hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and is irrevocable.

13.       Payment of Expenses. At its option, Ferring may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by Ferring to be necessary. Vyteris will reimburse Ferring on demand for any payment so made or any expense incurred by Ferring pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by Ferring.

14.       Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

15.       Preservation of Rights. No delay or omission on Ferring's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Ferring's action or inaction impair any such right or power.  Ferring's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Ferring may have under other agreements, at law or in equity.

16.       Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

17.       Changes in Writing. No modification, amendment or waiver of, or consent to any departure by Vyteris from, any provision of this Agreement will be effective unless made in a writing signed by Ferring, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Vyteris will entitle Vyteris to any other or further notice or demand in the same, similar or other circumstance.

18.       Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

19.       Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

20.       Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Vyteris and Ferring and their respective successors and assigns; provided, however, that Vyteris may not assign this Agreement in whole or in part without Ferring's prior written consent and Ferring at any time may assign this Agreement in whole or in part.

21.       Interpretation. In this Agreement, unless Ferring and Vyteris otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

22.       Governing Law and Jurisdiction. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New Jersey, except that the laws of the State of Delaware shall govern the creation, perfection and foreclosure of the liens created hereunder on such property or any interest therein.  Vyteris hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the City of Newark, State of New Jersey; provided that nothing contained in this Agreement will prevent Ferring from bringing any action, enforcing any award or judgment or exercising any rights against Vyteris individually, against any security or against any property of Vyteris within any other county, state or other foreign or domestic jurisdiction.  Ferring and Vyteris agree that the venue provided above is the most convenient forum for both Ferring and Vyteris.  Vyteris waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23.       WAIVER OF JURY TRIAL. EACH OF VYTERIS AND FERRING IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  VYTERIS AND FERRING ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

24.       Survival.  The representations and warranties of Vyteris made or deemed made herein and Sections 11 and 13 hereof shall survive the execution and delivery of this Agreement.

25.       Termination; Release.  This Agreement shall terminate ninety-one (91) days following satisfaction of both of the following (the “Product Delivery”):

(a)           the receipt by Ferring from Vyteris of the materials and supplies specified on Schedule 2 attached hereto (with respect to which the design scope (the "Design") and budget have been already agreed by the Joint Development Team (as defined in the License Agreement)) sufficient for Ferring, in its discretion, to commence Phase III clinical trials in the United States with respect to the Product (as defined in the License Agreement), and

(b)           the confirmation by Ferring to Vyteris, in writing, that (i) such materials and supplies conform with the terms and conditions of the License Agreement, the Supply Agreement, the Design and the other applicable specifications, and (ii) neither Vyteris nor Parent has breached or defaulted under (nor has Ferring alleged in good faith that such breach or default has occurred) any of the Underlying Agreements.

Notwithstanding the foregoing, this Agreement shall terminate on May 31, 2010 even if Product Delivery has not occurred if, and only if, (a) Vyteris and Ferring agree in writing in good faith that the cause of such failure of Product Delivery was caused by a Force Majeure Event, and (b) Ferring has confirmed in writing that neither Vyteris nor Parent has breached or defaulted under or with respect to (nor has Ferring alleged in good faith that such breach or default has occurred under or with respect to) any of the Underlying Agreements.  As used herein, a “Force Majeure Event” means a significant unexpected event which is beyond the reasonable control of Vyteris and Parent with respect to which neither Vyteris nor Parent could reasonably be expected to have taken account and which could not have been prevented by good industry practice.  It is understood and agreed that if Ferring requests that Vyteris perform additional Phase II tests (outside the current scope of work) in connection with Phase II activities related to the Product (as defined in the License Agreement), and Vyteris’s performance of such tests causes a delay in Product Delivery past May 31, 2010, then such delay shall be deemed “caused by a Force Majeure Event” so long as the delay was not caused by a breach or default by Vyteris or Parent under or with respect to (and Ferring has not alleged in good faith that such breach or default has occurred under or with respect to)  any of the Underlying Agreements.

Vyteris acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

[signatures on next page]

IN WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:	VYTERIS, INC., a Delaware corporation

/s/ Joseph N. Himy	By:	/s/ Haro Hartounian
Name: Joseph N. Himy		Name: Haro Hartounian
Title: Chief Financial Officer and		Title: Chief Executive Officer
Principal Accounting Officer

FERRING PHARMACEUTICALS, INC.

	By:	/s/ Wayne C. Anderson
Name:		Name: Wayne C. Anderson
Title:		Title: President and CEO

EXHIBIT A
TO SECURITY AGREEMENT

1.	Vyteris’s form of organization: corporation

2.	Vyteris’s State of organization: Delaware.

3.	Address of Vyteris’s chief executive office, including the County: 13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410

4.	Vyteris’s EIN: 13 4129116

5.	Vyteris’s organizational ID# (if any exists): None

6.	Address for books and records, if different: None

7.
Address of Collateral location as of date of this Agreement: 13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410 and (solely with respect to certain equipment known as PMK300 (which is a web concerting machine manufactured in Germany by Harro Hofliger) and all accessories thereto, Helmholtzstrabe 4, D-71571 Allmersbach i.T., Germany.

8.
Address of location of Vyteris’s facility in Fair Lawn, New Jersey, including County and name and address of landlord or owner if location is not owned by Vyteris:  13-01 Pollitt Drive, Fair Lawn, Bergen County, NJ 07410. Landlord is Lincoln Fair Lawn Associates, with offices c/o Marcus Associates Property Management, Inc., 90 Main Street, Suite 301, Hackensack, NJ 07001.

9.	Other names or tradenames now or formerly used by Vyteris: Drug Delivery Technologies, Inc. (former name).

Schedule 1
TO SECURITY AGREEMENT

Certain Patents

See Attached

Schedule 2
TO SECURITY AGREEMENT

Materials and Supplies

See Attached